UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 3, 2008 (January 1, 2008)

PERFECTENERGY INTERNATIONAL LIMITED
(Exact name of registrant as specified in Charter)

Nevada	000-51704	98-0548438
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

No. 479 You Dong Road,
Xinzhuang Town, Shanghai 201100
People’s Republic of China
(Address of Principal Executive Offices)

(8621) 5488-8436
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)        Resignation of Named Executive Officer

Effective January 1, 2008, Mr. Hongbo Li resigned as the Chief Technology Officer of Perfectenergy International Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfectenergy International Limited

Date: January 3, 2008	By:	/s/ Wennan Li
Wennan Li
Chief Executive Officer